PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this "**Agreement**"), dated as of the 30th day of April October, 2023, is made by FRONTERA GROUP, INC., a Nevada corporation ("**Pledgor**") to and for the benefit of ROBERT ESPAILLAT, an individual (together with its successors and assigns, hereinafter the "Lender").

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A. Pledgor is the obligor under that certain Promissory Note having a face value of **$500,000.00** (the "Note**)** (as amended, restated, supplemented or replaced from time to time, and also referred to herein as the "Loan Agreement"), which Loan Agreement sets forth the terms and conditions of the loan made by Lender to Pledgor.

B. As a condition to making the loan under the Loan Agreement, Lender is requiring Pledgor to execute this Agreement, pursuant to which Pledgor is pledging in favor of Lender Pledgor's Ownership Interest (as hereinafter defined) in all of the Equity Interests that it now or hereinafter may own as security for Pledgor's performance of its obligations under the Loan Agreement.

C. Pledgor is deriving a substantial economic benefit from the Loan Agreement and is willing to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the sum of $10.00 and for other good and valuable consideration received by Pledgor, the receipt and sufficiency of which are hereby acknowledged, Pledgor, intending to be legally bound hereby, covenants and agrees in favor of Lender as follows:

1. Certain Definitions. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Loan Agreement. In addition to the words and terms defined in the Loan Agreement and elsewhere in this Agreement, the following words and terms shall have the respective meanings set forth below:

(a) "**Applicable Document**" with respect to actions related to an Issuer or an interest in such Issuer shall mean (A) if an affiliate of Lender is also an Equity Holder in such Issuer and Pledgor and such Lender affiliate are parties to a limited partnership agreement, such limited partnership agreement, or (B) in other cases, the Loan Agreement.

(b) "**Collateral**" shall mean, collectively, the Ownership Interests and Proceeds.

(c) "**Equity Holder**" means a direct or indirect legal or beneficial owner of an Equity Interest.

(d) "**Equity Interest**" means (i) in the case of a corporation, shares of stock (and status as a stockholder), (ii) in the case of a general or limited partnership, a partnership interest (including status as a partner), (iii) in the case of a limited

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liability company, membership units or interests (and status as a member) and (iv) in the case of any other Person other than an individual, the comparable interests therein.

(e) "**Issuer**" means GLOBAL MARKET LINK, LLC., a South Carolina limited liability company; and thereafter any other Person issuing Equity Interests to Pledgor mutually agreed upon by Pledgor and Lender.

(f) "**Material Adverse Effect**" means a consequence of a particular event or series of events that materially and adversely affect Pledgor's obligations hereunder or under the Loan Agreement (or Pledgor's ability to perform same) or purports to restrict or affect the legality, validity or enforceability of this Agreement or any other Loan Agreement.

(g) "**Ownership Interest**" of Pledgor shall mean Pledgor's Equity Interest, and all other right, title and interest in each Issuer (as agreed to from time to time), together with (1) all dividends, proceeds, rents, income, increase, profits and related rights, all sums or distributions (whether made in cash, tangible or intangible property of any kind or character, or otherwise) due or to become due to Pledgor, including all profits and income, and the accounts thereof, all surplus and capital, and the accounts thereof, (2) all rights, if any, in specific property of any Issuer, (3) the rights, if any, but not the duty, to participate in the management and administration of any Issuer's business and affairs, to require any information and account of any Issuer's transactions and all other matters relating to the business and financial condition of any Issuer, to inspect the books and records of any Issuer, including federal, state and local income tax returns, and to receive all allocations of loss, deduction, credit and other tax benefits allocable to Pledgor from any Issuer, and (4) any and all other rights, title and interest of Pledgor in each such Issuer and under its organizational documents, in each case whether now existing or hereafter acquired or created, together with all products, proceeds, substitutions and additions of or to any of the foregoing.

(h) "**Obligations**" shall have the meaning set forth in Section 2 hereof.

(i) "**Pledgor Obligations**" shall have the meaning set forth in Section 2 hereof.

(j) "**Proceeds**" shall mean all consideration received when an Ownership Interest and/or proceeds thereof are sold, exchanged, collected or otherwise disposed of, both cash and non-cash, and (without duplication of the definition of Ownership Interest) all payments, dividends or distributions paid or payable on account of the Ownership Interest.

2. Security. As security for the full and timely payment and/or performance, as applicable, of the obligations and liabilities of Pledgor under the Loan Agreement and this Agreement (collectively, the "**Obligations**") and all other obligations of Pledgor contained herein (collectively with the Obligations, the "**Pledgor Obligations**") in accordance with

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the terms of the Loan Agreement, Pledgor agrees that Lender shall have, and hereby pledges, grants to and creates in favor of Lender, a first-priority security interest under the Uniform Commercial Code as enacted in the State of Texas (as amended from time to time, the "**Code**"), in and to all of Pledgor's right, title and interest, whether now existing or hereafter arising, created or acquired in, to and under the Collateral. In connection with the granting of such a security interest, Pledgor hereby collaterally assigns, transfers and sets over unto Lender, all of Pledgor's right, title and interest, whether now existing or hereafter arising, created or acquired in, to and under the Collateral.

3. Limitations on Lender's Obligations under the Organizational Documents of Borrower. Pledgor acknowledges and agrees that this Agreement shall not in any way obligate Lender or any of its successors and assigns to perform any of the now-existing or hereafter accruing obligations of any Pledgor under the organizational documents of any Issuer and Pledgor agrees to perform any and all obligations (including the payment of any and all liabilities or assessments) of Pledgor thereunder, whether heretofore or hereafter accruing or arising, all with the same effect as though this Agreement had not been executed or delivered by Pledgor.

4. Rights and Remedies of a Secured Party. In addition to all rights and remedies given to Lender by this Agreement and the Loan Agreement, Lender shall have all the rights and remedies of a secured party under the Code, as well as all other rights and remedies available under other applicable law.

5. Provisions Applicable to the Collateral. The parties agree that, at all times during the term of this Agreement, the following provisions shall be applicable to the Collateral:

(a) Pledgor shall keep accurate and complete books and records concerning the Collateral owned by it in accordance with the provisions of the Loan Agreement and this Agreement.

(b) Pledgor shall deliver to Lender any document, instrument or security evidencing the Collateral and transfer powers executed in blank. Lender shall have the right to appoint one or more agents for the purpose of retaining physical possession of the certificates representing or evidencing the Collateral, which may be held (in the discretion of Lender) in the name of Pledgor, endorsed or assigned in blank or in favor of Lender, or any nominee or nominees of Lender or any agent appointed by Lender.

(c) Lender shall have the right to review the books and records of Pledgor pertaining to the Collateral and to copy the same and make excerpts therefrom during normal business hours and at reasonable intervals and upon reasonable notice.

(d) Promptly upon request of Lender from time to time, Pledgor shall furnish Lender with information concerning the Collateral as Lender may request.

(e) Prior to the occurrence of any default under any Loan Agreement or any

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Event of Default, Pledgor shall have the right to exercise all voting, consent and other rights under or pertaining to the Collateral owned by it pursuant to the organizational documents of the applicable Issuer, so long as such rights are exercised in a manner that does not cause a default or an Event of Default.

(f) Pledgor shall provide Lender with certified copies of its organizational documents. Pledgor shall not authorize or consent to any amendment, revision or modification of (A) its organizational documents or (B) unless an affiliate of Lender is an Equity Holder in such Issuer and Pledgor casts the same vote as such affiliate, the organizational documents of an Issuer, in each case that would adversely affect Lender without first obtaining the written consent of Lender, including any amendment that would

(i) remove any representative of an Issuer from management,

(ii) limit, commence or otherwise change the control and authority of Pledgor over the management and operation of an Issuer or

(iii) except as expressly permitted by an Applicable Document, allow the admission of new or substitute Equity Holders or the issuance of additional Equity Interests in any Issuer.

(g) Except as may be permitted under an Applicable Document, neither Pledgor nor any Issuer shall permit, without the prior written consent of Lender any other transaction that would have the effect of diluting any Pledgor's Ownership Interest in an Issuer.

(h) Pledgor shall not wind up, liquidate or dissolve, or enter into any transaction of reorganization, consolidation, amalgamation or merger, and shall not cause or consent to any such act by an Issuer.

(i) Pledgor shall not, without the prior written consent of Lender, directly or indirectly (except as expressly permitted by the Loan Agreement): (i) borrow against the Collateral owned by it other than pursuant to this Agreement or the Loan Agreement, (ii) shall continue to have good and marketable title to the Collateral from time to time owned or acquired by Pledgor, free and clear of all Liens except the security interest granted hereunder and as permitted under the Loan Agreement or this Agreement, and Pledgor shall defend such title against the claims and demands of all Persons whomsoever, (iii) sell, transfer, assign or otherwise dispose of any of the Collateral owned by it except as permitted under the Applicable Documents, (iv) permit the admission of new or substitute Equity Holders in an Issuer or in any Equity Holder of an Issuer, (v) permit any levy or attachment to be made against any of the Collateral owned by it except any levy or attachment relating to the Loan Agreement or this Agreement, or (vi) permit any financing statement to be on file with respect to any of the Collateral owned by it, except financing statements in favor of Lender.

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(j) Pledgor shall faithfully preserve and protect Lender's security interest in the Collateral owned by Pledgor and shall, at its own cost and expense, cause said security interest to be perfected and to continue to be perfected, and for such purpose Pledgor shall from time to time at the request of Lender execute (as applicable) and file or record, or cause to be filed or recorded, or authorize the filing and recording of, such instruments, documents and notices, including without limitation, financing statements, amendments and continuation statements with respect thereto, as Lender may deem necessary or advisable from time to time in order to perfect and to continue as perfected said security interest. Pledgor shall do all such other acts and things and execute and deliver all such other instruments and documents, including without limitation, further security agreements, pledges and assignments, as Lender may deem necessary or advisable from time to time in order to perfect, preserve and continue as perfected the priority of said security interest as a security interest in the Collateral prior to the rights of all other Persons therein or thereto (subject to liens permitted under the Loan Agreement). Pledgor and each Issuer executing an acknowledgement in the form attached hereto hereby agree that such Issuer shall follow all good faith instructions of Lender with respect to the Collateral, including with respect to the delivery of Proceeds and/or the sale, transfer, assignment, conveyance or other disposition of the Collateral, and that this provision is intended to cede "**control**" of the Collateral for purposes of the Code.

(k) Pledgor does hereby irrevocably constitute and appoint Lender its true and lawful attorney, coupled with the interest created hereby, with full power of substitution, for it and in its name, place and stead, to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties that may be or become due, payable or distributable in connection with or with respect to the Collateral owned by it, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as Pledgor could do, and to endorse or sign the name of Pledgor on all negotiable instruments and any other commercial paper given in payment or in part payment thereof, and all documents of satisfaction, discharge or receipt required or requested in connection therewith, and in its discretion to file any claim or take any other action or proceeding, either in its own name or in the name of Pledgor, or otherwise, that Lender may deem necessary or appropriate to collect or otherwise realize upon any and all of such Collateral, or which may be necessary or appropriate to protect and preserve the right, title and interest of Lender in and to such Collateral and the security intended to be afforded hereby.

6. Representations and Warranties. Pledgor represents and warrants to Lender as follows:

(a) If applicable, Pledgor is duly incorporated or formed and organized and is validly existing in good standing under the laws of the state of its organization. The nature of Pledgor's business does not require it to qualify to do business in any other jurisdiction where it is not already qualified as a foreign entity, except where such qualification would not result in a Material Adverse Effect. Pledgor has

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all requisite power and authority to own it assets and/or carry on its business as now conducted (as applicable).

(b) The execution and delivery by Pledgor of the Loan Agreement and this Agreement, and the performance of its obligations under each of them, are within Pledgor's powers, have been duly authorized by all necessary action, and do not (i) violate or cause Lender to violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, (ii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting Pledgor, or any of its properties or (iii) other than the security interest in favor of Secured Party under the Security Agreement, result in or require the creation or imposition of any lien upon or with respect to any of the properties of Pledgor. Pledgor is not in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument.

(c) No authorization, consent or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by Pledgor of this Agreement or any other Loan Agreement.

(d) This Agreement and the Loan Agreement has been duly executed and delivered by Pledgor, and each constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its respective terms.

(e) There are no conditions precedent to the effectiveness of any Loan Agreement or this Agreement that have not been satisfied.

(f) Pledgor is solvent and Pledgor's execution of this Agreement and the Loan Agreement does not render Pledgor insolvent.

(g) Pledgor is not (i) presently delinquent in the payment of any impositions, charges or taxes imposed by any governmental authority or in the filing of any tax return and (ii) involved in a dispute with any taxing authority over any amounts due.

(h) There is no action, suit, investigation, litigation or proceeding affecting Pledgor pending or, threatened before any court, governmental agency or arbitrator that could result in a Material Adverse Effect. No bankruptcy, reorganization or insolvency proceedings are pending by Pledgor or against Pledgor.

(i) Pledgor is not a party to any indenture, loan or credit agreement or any contract, lease or other agreement or instrument or subject to any charter or corporate restriction that could result in a Material Adverse Effect.

(j) Pledgor has good, valid and marketable title to the Collateral described on Schedule 1(b) as owned by it, free and clear of all Liens. Pledgor is entitled to

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the rights and benefits thereof as set forth in the organizational documents of each Issuer.

(k) This Agreement and the pledge and delivery of the Collateral to Lender, together with stock powers executed in blank, creates a duly perfected security interest in the Collateral owned by Pledgor in Lender's favor. No financing statement, mortgage or security agreement covering any of the Collateral other than in respect of Lender is on file in any public office.

(l) There is no contract or agreement in effect with respect to Pledgor or any Issuer listed on Schedule 1(b) other than the Loan Agreement, that would in any manner impair or prohibit the terms of this Agreement or the assignment of the Collateral as provided hereunder.

(m)Pledgor's jurisdiction of organization, principal place of business and chief executive office are as set forth in the introductory paragraph of this Agreement.

The representations and warranties set forth in this Section 6 shall survive the execution, delivery and performance of the Loan Agreement and this Agreement until the date on which all of the Obligations under the Loan Agreement have been indefeasibly paid and performed in full.

7. Default/Remedies.

(a) Default. As used herein, the term "Event of Default" shall mean the occurrence of any of the following (an "Event of Default"):

(i) Pledgor shall fail to pay when due any installment of principal or interest or any other monetary obligation arising under the Note, or any of the other Loan Documents (as defined in the Note).

(ii) Any representation or warranty made by Pledgor or any Guarantor (Pledgor and Guarantor are sometimes referred to herein as an "Obligated Party") in any of the Loan Documents or in any certificate, report, notice or financial statement furnished at any time in connection with the Note shall be false, misleading or erroneous in any material respect when made.

(iii) Any Obligated Party shall fail to perform, observe or comply with any nonmonetary covenant, agreement or term contained in the Note or any of the other Loan Documents.

(iv) Any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization or other relief with respect to their debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian

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or other similar official of them or a substantial part of their property or shall consent to any such relief or to the appointment of or taking possession by any such official in such a proceeding commenced against them or shall make a general assignment for the benefit of creditors or shall generally fail to pay their debts as they become due or shall take any action to authorize any of the foregoing.

(v) Any involuntary proceeding shall be commenced against any Obligated Party seeking liquidation, reorganization or other relief with respect to their debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for them or a substantial part of their property, and such involuntary proceeding shall remain undismissed and unstayed for a period of sixty (60) days.

(vi) If any one or more of the Loan Documents shall be terminated, revoked, or otherwise rendered void or unenforceable, in any case, without Lender's prior written consent.

(vii) If any Obligated Party shall allow the levy against all or any part of the Collateral of any execution, attachment, sequestration or other writ which is not vacated within sixty (60) days after the levy.

(viii) The sale, encumbrance or other unauthorized transfer of all or any portion of the Collateral without Lender's prior written consent.

(ix) If Pledgor fails to comply with any material requirements of any governmental authority within thirty (30) days after Pledgor shall have received written notice thereof.

(x) If any portion of the Collateral is demolished, destroyed, or substantially damaged, or any portion of the Collateral is taken or threatened to be taken by eminent domain, so that in any event, in Lender's sole judgment, the same cannot be restored with available funds to the condition existing immediately prior to such demolition, destruction, or damage within a reasonable period of time.

(xi) The rendering of one or more judgments or decrees for the payment of
money, against any Obligated Party, and such judgment or decree has not been vacated, bonded or stayed by appeal or otherwise, for a period of sixty (60) consecutive days after the date of entry.

(xii) A lawsuit or other proceeding shall be filed against any Obligated Party and such lawsuit or proceeding shall not be dismissed within ninety (90) days of such filing, and Lender reasonably determines, in its sole

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discretion, that the lawsuit or proceeding, the cost of defense and the allegations contained therein shall materially impair the ability of such Obligated Party to pay the indebtedness evidenced by the Note and the Loan Documents.

(xiii) Any Obligated Party shall default beyond any applicable grace or cure period in the payment of any other debt or obligation other than the Loan and the Note, or shall default in the performance of any other material agreement binding upon such Obligated Party or their respective assets or properties.

(xiv) The death of Pledgor, dissolution or merger of any Guarantor, or if any Guarantor should purport to revoke its guaranty or terminate its liability thereunder.

(xv) If Lender in good faith (i) believes that an act, event, condition or circumstance exists or has occurred that would materially and adversely affect the Collateral or the business, operations, condition (financial or otherwise), or assets of any Obligated Party, the ability of any Obligated Party to perform its obligations under any of the Loan Documents to which it is a party or by which it is bound, or the enforceability of any of the Loan Documents, or (ii) deems itself insecure.

(b) Remedies. Upon the occurrence of an Event of Default, Lender shall have the immediate right, at the sole discretion of Lender and without notice or demand (i) to declare the entire unpaid balance of the Note and all accrued but unpaid interest at once immediately due and payable (and the same shall be at once immediately due and payable and the same may be collected forthwith), (ii) to foreclose and enforce all liens and security interests securing payment thereof, and (iii) to exercise any of Lender's other rights, powers, recourses and remedies under the Note or any of the other Loan Documents, or at law or in equity. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of any Obligated Party shall not affect Lender's right to declare an Event of Default and to exercise its rights and remedies.

In the event that any Event of Default shall occur, then and in such event, Lender shall have such rights and remedies in respect to the Collateral or any part thereof as are provided by the Code and such other rights and remedies in respect thereof which it may have at law or in equity or under this Agreement or the Loan Agreement, including the right to acquire Pledgor's Equity Interests in each Issuer pursuant to an assignment of such Equity Interests, and, in such event, the party acquiring same shall have the right, but not the obligation, to be admitted as an Equity Holder in the respective Issuer, and the right to take possession of the same and to sell all or any portion of the Collateral at public or private sale, after ten (10) days prior written notice, at such place or places and

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at such time or times and in such manner and upon such terms, whether for cash or on credit, as Lender may determine, as if all Pledgor Obligations were immediately due and payable.

(c) No single or partial exercise by Lender of any right, remedy, or power hereunder, under the Loan Agreement, this Agreement, or under any other document or agreement executed in connection herewith or therewith shall preclude any other or future exercise of any other right, remedy or power. No right, power or remedy of Lender as provided in any Loan Agreement is intended to be exclusive of any other right, power, or remedy of Lender, but each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power or remedy available to Lender now or hereafter existing at law or in equity and may be pursued separately, successively or together against Pledgor or any endorser, co-maker, surety or guarantor of the Pledgor Obligations, or any one or more of them, at the discretion of Lender. The delay or failure of Lender to exercise any such right, power or remedy shall in no event be construed as a waiver or release thereof.

(d) Upon any sale of any of the Collateral, subject to applicable law, (i) Lender may bid for the Collateral being sold and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such Collateral in its own absolute right without further accountability and may, in paying the purchase money therefor, discharge a portion of the Pledgor Obligations in an amount equal to such purchase price in lieu of cash in payment of the amount that shall be payable thereon; (ii) Lender may make and deliver to the purchaser or purchasers a good and sufficient instrument of assignment and transfer of the Collateral sold; (iii) if so requested by Lender or by any purchaser, Pledgor shall ratify and confirm any such sale or transfer by executing and delivering to Lender or such purchaser all bills of sale, instruments of assignment and transfer and releases as may be designated in any such request; (iv) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of Pledgor of, in and to the Collateral so sold shall be divested and such sale shall be a perpetual bar both at law and in equity against Pledgor, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under Pledgor, its successors or assigns, or such Persons; and (v) the receipt of Lender shall be a sufficient discharge to the purchaser or purchasers at such sale for his, its or their purchase money, and such purchaser or purchasers, and his, its or their successors and assigns, shall not, after paying such purchase money and receiving such receipt of Lender, be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof.

(e) After notice of an Event of Default has been given to Pledgor, Pledgor shall cause all Proceeds collected by it to be delivered to Lender forthwith upon receipt, in the original form in which received, bearing such endorsements or assignments by Pledgor as may be necessary to permit collection thereof by Lender and for such purpose Pledgor hereby irrevocably authorizes and empowers Lender, its officers, employees and authorized agents to endorse and sign the name of Pledgor on all checks, drafts, money orders or other media of payments so delivered and such endorsements or assignments shall, for all purposes, be deemed to have been made by Pledgor prior to any

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endorsement or assignment thereof by Lender. Lender may use any convenient or customary means for the purpose of collecting such checks, drafts, money orders or other media of payment. Each Issuer is hereby directed to deliver Proceeds in accordance herewith.

(f) Lender shall have the right at any time after an Event of Default has occurred (i) to take over and direct collection of the Collateral, (ii) to take control of the Collateral, including exercising all voting, consent and other rights under or pertaining to the Collateral and (iii) to transfer all or any part of the Collateral into the name of Lender or its nominee, with or without disclosing that such Collateral is subject to the Lien and security interest created hereby.

(g) To the extent that it may lawfully do so, Pledgor agrees that it will not at any time insist upon, or plead, in any manner whatsoever claim or take benefit or advantage of, any appraisement, valuation, stay, extension or redemption Laws, or any Law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or the Pledgor Obligations, and Pledgor hereby expressly waives all benefit or advantage of any such Laws and covenants that it shall not hinder, delay or impede the execution or any power granted or delegated to Lender in this Agreement, but will suffer and permit the execution of every such power as though no such Laws were in force.

(h) Pledgor understands that compliance with Federal or state securities Laws may limit the course of conduct of Lender if Lender were to attempt to dispose of all or any part of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral may dispose of the same. Pledgor agrees that in any sale of any of the Collateral, Lender is hereby authorized to comply with any such limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to (i) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (ii) obtain any required approval of the sale or of the purchaser by any Governmental Authority. Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially-reasonable manner, and that Lender shall not be liable or accountable to Pledgor for any discount allowed by reason of the fact that the Collateral is sold in compliance with any such limitation or restriction.

(i) Lender shall be under no obligation to delay a sale or disposition of any of the Collateral to permit Borrower and/or the Equity Holder of such Collateral to register it for public sale under the Securities Act of 1933 or under any applicable state securities or blue-sky Laws, provided that no such sale or disposition shall be in violation of applicable securities Laws.

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(j) The proceeds of any sale of all or any portion of the Collateral shall be applied by Lender to the payment of the following items in such order as Lender in its sole discretion may determine:

(i) To payment of the costs, expenses and fees of taking possession of the Collateral and of holding, marketing and selling the same and of otherwise enforcing Lender's rights and remedies hereunder and under the other Loan Agreement, including receivers' fees, court costs, and reasonable attorneys', accountants', appraisers', managers', and other professional fees, title charges and transfer taxes;

(ii) To payment of all amounts expended by Lender under the terms of any of the Loan Documents and not yet repaid, together with interest on such amounts at the rate at which interest accrues under the Loan Agreement during the continuance of an Event of Default; and

(iii) To payment of the balance of the Pledgor Obligations until all of the Pledgor Obligations have been indefeasibly paid in full.

8. Proceeds. Subject to Section 7(d), for so long as Distributions (as defined below) are permitted pursuant to the Loan Agreement and any other Applicable Document, all payments and Distributions on account of the Collateral and all other Proceeds *may* be paid to the respective Equity Holder. If a Distribution would not be in compliance with all of such documents, Pledgor shall take all such action necessary to ensure that any such Distributions are made directly to Lender (provided that this shall not cure any default generated by such Distribution). All sums paid to Lender hereunder shall be applied by Lender to the Pledgor Obligations first to the costs of collection thereof and thereafter in such order and manner as Lender shall determine. For purposes hereof, "**Distributions**" shall include any and all payments made by an Issuer to Pledgor, including without limitation (a) distributions of Proceeds, (b) payments and distributions that result from any financing or refinancing of any real or personal property or from the sale, disposition, taking or loss (including the proceeds from any eminent domain proceeding or conveyance in lieu thereof or from casualty insurance) of any property owned by an Issuer and/or (c) any payments on account of any loans made by Pledgor to Issuer.

9. Limitation on Liability of Lender. Neither Lender nor any of its officers, directors, employees, agents or counsel shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their gross negligence or willful misconduct. Pledgor shall at its own expense, and does hereby agree to, protect, indemnify, reimburse, defend and hold harmless Lender and its directors, officers and other Affiliates, agents, employees, attorneys, successors and assigns (collectively, including Lender, the "**Indemnified Parties**") from and against any and all liabilities (including strict liability), losses, suits, proceedings, settlements, judgments, Orders, penalties, fines, Liens, assessments, claims, demands, damages, injuries, obligations, costs, disbursements, expenses or fees, of any kind or nature

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(including reasonable attorneys' fees and expenses paid or incurred in connection therewith) arising out of or by reason of any breach or violation by Pledgor of any Loan Document to which it is a party.

10. Miscellaneous.

(a) Headings. The headings in this Agreement are for convenience of reference only and are not part of the substance of this Agreement.

(b) Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon either party hereto or any other Person shall be given and shall be effective as provided in the Loan Agreement.

(c) Successors and Assigns. This Agreement is for the benefit of Lender and Lender's successors and assigns, and in the event of a permitted assignment by Lender of the Obligations or the Pledgor Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Obligations so assigned, may be transferred with such Obligations or Pledgor Obligations. Pledgor waives notice of any transfer or assignment of the Obligations, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Pledgor hereunder. This Agreement is binding not only on Pledgor, but also on its heirs, personal representatives, successors and assigns; provided, however, that nothing in the this sentence shall be deemed to vest in Pledgor any right to sell, transfer or assign its interest in this Agreement or the Collateral.

(d) Modification. No agreement unless in writing and signed by an authorized officer of Lender and Pledgor and no course of dealing between the parties hereto shall be effective to change, waive, terminate, modify, discharge, or release in whole or in part any provision of this Agreement.

(e) No Waiver. No waiver of any rights or powers of Lender or consent by it shall be valid unless in writing signed by an authorized officer of Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Any waiver by Lender of any provision of this Agreement or the Loan Agreement or of any right, remedy or option hereunder or thereunder shall not be controlling, nor shall it prevent or estop Lender from thereafter enforcing such provision, right, remedy or option, and the failure or refusal of Lender to insist in any one or more instances upon the strict performance of any of the terms or provisions of the Loan Agreement or this Agreement by Pledgor and shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that Lender's remedies and options under the Loan Agreement and this Agreement are and shall be cumulative and are in addition to all other rights, remedies and options of Lender in law or in equity or under any other Loan Agreement or otherwise. The failure or delay of Lender to avail itself of any of its rights, remedies and powers shall not be construed or deemed to be a waiver thereof.

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(f) Continuing Agreement. This Agreement and all of Pledgor's representations, warranties and covenants herein and therein, Lender's security interest in the Collateral and all of the rights, powers and remedies of Lender hereunder shall continue in full force and effect until the date on which all of the Obligations and Pledgor Obligations have been indefeasibly paid to and performed in favor of Lender. All provisions herein providing for the indemnification of Lender and other Persons, for the repayment by Pledgor of costs and expenses incurred by Lender, and any other provisions specified herein to survive, shall survive the delivery of the Loan Agreements, the making of advances thereunder, the acceleration or maturity of the loan thereunder, any acquisition or sale of the Collateral, and any release or termination of (or under) this Agreement or of any other Loan Agreement for any reason.

(g) Further Assurances. Pledgor, at Pledgor's sole expense, will promptly execute and deliver to Lender upon Lender's request all such other and further documents, agreements, and instruments reasonably necessary for compliance with or accomplishment of the agreements of Pledgor under this Agreement and the Loan Agreement.

(h) Submission to Jurisdiction, Waiver of Jury Trial.

PLEDGOR, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, IRREVOCABLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF TEXAS OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO ANY LOAN DOCUMENT, (ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY ONLY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN DALLAS, TEXAS, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM. PLEDGOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO PLEDGOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 10(b) HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

PLEDGOR AND LENDER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY KNOWINGLY, IRREVOCABLY,

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INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT. THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE TERM LOAN.

(i) Interpretation. References to “Dollars”, “$”, “money”, “payments” or other similar financial or monetary terms are references to lawful money of the United States of America. References to Articles, Sections and Exhibits are, unless specified otherwise, references to articles, sections and exhibits of this Agreement. Words of any gender shall include each other gender. Words in the singular shall include the plural and words in the plural shall include the singular. The words “herein”, “hereof”, “hereunder” and other similar compounds of the word “here” shall refer to the entire Agreement and not to any particular provision or section. The words “include”, “includes” and “including” shall be interpreted as if followed by the words “without limitation”. The word “or” is not exclusive and the use of the word “and” may be conjunctive or disjunctive in the sole and absolute discretion of Lender. The captions of Articles, Sections and Subsections of this Agreement are for convenient reference only, and shall not affect the construction or interpretation of any of the terms and provisions set forth herein.

(j) Records. The unpaid amount of the Obligations set forth on the books and records of Lender maintained in the ordinary course of its business shall be presumptive evidence of the amount thereof owing and unpaid, but failure to record any such amount on the books and records shall not limit or affect the obligations of Pledgor under the Loan Documents to which it is a party.

(k) Waiver of Notice. Pledgor hereby waives notice of acceptance of this Agreement, notice of nonpayment of the Pledgor Obligations, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of Collateral received or delivered, or any other action taken in reliance hereon and all other demands and notices of any description, except such as are expressly provided for herein or which by applicable law may not be waived on the date hereof.

(l) Reimbursement. Without duplication of any obligations under any Loan Agreement, Pledgor shall, or shall cause its Affiliates to, pay or reimburse Lender for all fees, costs and expenses paid or incurred by Lender in connection with the preparation, negotiation and enforcement hereof.

(m) Governing Law. This Agreement shall be deemed to be a contract under the Laws of the State of Texas, without regard for conflict of laws principles.

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[Signature page to Pledge and Security Agreement]

IN WITNESS WHEREOF, Pledgor has executed and delivered this Agreement as of the day and year first above written.

FRONTERA GROUP, INC.

By: ______________________________
K. Bryce Toussaint
CEO and President

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Acknowledgement of Limited Liability Company Issuer

Capitalized terms used in this Acknowledgement without definition have the meanings ascribed to them in the Pledge and Security Agreement by FRONTERA GROUP, INC., as Pledgor, in favor of ROBERT ESPAILLAT, as lender (the "Pledge Agreement").

The undersigned, a South Carolina limited liability company (hereinafter, "Issuer"), hereby acknowledges, and approves as complying with the provisions of its organizational documents, (a) the grant by Pledgor to Lender of a security interest in the Collateral described herein, (b) the assignment and transfer of the Collateral (including without limitation Pledgor's status as an Equity Holder) to Lender in accordance with the provisions of the Pledge Agreement, and (c) any further assignment of the Collateral by Lender in realization thereon. The undersigned has marked its register of Equity Holders to reflect such grant. The undersigned hereby agrees to admit any transferee of the Collateral as a member of Issuer with all of the rights and privileges appurtenant thereto.

The undersigned hereby acknowledges the terms applicable to it contained in the Pledge Agreement and agrees to comply with such terms (including without limitation as set forth in Sections 7(d), (e) and (h)) and to do (or refrain from doing, as applicable) all such acts so as to enable Lender to enforce the rights granted in the Pledge Agreement.

DATED the 30th day of April 2023.

LIMITED LIABILITY COMPANY ISSUER:

GLOBAL MARKET LINK, LLC.,
a South Carolina limited liability company

By:____________________________
Printed Name:_____________________
Title:___________________________

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